UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 21, 2005

FLIR Systems, Inc.

(Exact name of Registrant as specified in its charter)

Oregon	0-21918	93-0708501
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

27700A SW Parkway Avenue, Wilsonville, Oregon	97070
(Address of principal executive offices)	(Zip Code)

(503) 498-3547

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 21, 2005, FLIR Systems, Inc. issued a press release announcing (i) its financial results for the quarter and six months ended June 30, 2005 and (ii) its expectations of revenue and net earnings per share for the year ending December 31, 2005. The press release contains forward-looking statements regarding the Company, and includes cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

The press release is furnished herewith as Exhibit 99.1 and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99.1	Press Release issued by FLIR Systems, Inc. on July 21, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on July 21, 2005.

FLIR SYSTEMS, INC. (Registrant)

By:	/S/ STEPHEN M. BAILEY
Stephen M. Bailey Senior Vice President, Finance and Chief Financial Officer